UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2014

Life Time Fitness, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place Chanhassen, Minnesota	55317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 947-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 24, 2014, Life Time Fitness, Inc. (the “Company”) reported its financial results for its second quarter ended June 30, 2014. See the Company’s press release dated July 24, 2014, which is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

The press release furnished as Exhibit 99.1 and certain information the Company intends to disclose on the conference call scheduled for 10:00 a.m. eastern time on July 24, 2014 includes EBITDA, a non-GAAP financial measure. The reconciliation of this measure to the most directly comparable GAAP financial measure is included in the press release. In addition to the information in the press release under the heading “Non-GAAP Financial Measure,” the Company provides the following additional information about the Company’s use of this non-GAAP financial measure.

EBITDA. The Company believes EBITDA is useful to an investor in evaluating the Company’s operating performance and liquidity because:

•	it is a widely accepted financial indicator of a company’s ability to service its debt and the Company is required to comply with certain covenants and borrowing limitations that are based on variations of EBITDA in certain of the Company’s financing documents; and

•	it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of corporate performance exclusive of the Company’s capital structure and the method by which assets were acquired.

The Company’s management uses EBITDA:

•	as a measurement of operating performance because it assists the Company in comparing its performance on a consistent basis;

•	in presentations to the members of the Company’s board of directors to enable the board to have the same consistent measurement basis of operating performance used by management; and

•	as the basis for incentive bonuses paid to selected members of senior and center-level management.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2014, the board of directors of the Company appointed Eric J. Buss, age 47, to serve as Executive Vice President and Chief Financial Officer. Mr. Buss was previously appointed Executive Vice President and Interim Chief Financial Officer, effective March 2, 2014.

Information regarding Mr. Buss’s biography and business experience is available in the Company’s Form 10-K filed with the Securities and Exchange Commission on February 28, 2014, and such information is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following Exhibit is being furnished herewith:

99.1	Press Release Announcing Second Quarter 2014 Financial Results dated July 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.

Date: July 24, 2014	By:	/s/ Eric J. Buss
Eric J. Buss
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99.1	Press Release Announcing Second Quarter 2014 Financial Results dated July 24, 2014.	Filed Electronically